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                                                                   Exhibit 10.67

                              FIFTH LEASE AMENDMENT

                                     BETWEEN

                          BENAROYA CAPITAL COMPANY, LLC

                                       AND

                        APPLIEDTHEORY SEATTLE CORPORATION

This Fifth Lease Amendment dated October 13, 2000, is attached to and made part of that certain Lease dated June 10, 1994, as amended by that Fourth Lease Amendment dated August 13, 1999, that Third Lease Amendment dated February 23, 1998, that Second Lease Amendment dated April 11, 1997, and that First Lease Amendment dated September 30, 1996 (the "Lease"), by and between Benaroya Capital Company, LLC, a Washington limited liability company, successor in interest to Northup North, a Washington general partnership, hereafter called Lessor ("Lessor"), and AppliedTheory Seattle Corporation ("ASC"), successor in interest to The Cordada Group, Inc., fka Information Technology Services, Inc., hereinafter called Lessee ("Lessee"), covering approximately 4,563 rentable square feet in Suite 200-201 in Building B, together with approximately 1,917 rentable square feet in Suite 101 in Building A, located in the property commonly known as Northup North Office Park, Bellevue, Washington (the "Premises"). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

In consideration of the mutual covenants and promises contained in this Fifth Lease Amendment, the Fourth Lease Amendment, the Third Lease Amendment, the Second Lease Amendment, the First Lease Amendment, and the Lease, Lessor and Lessee agree as follows:

1. SECTION 2 TERM. The term of this lease is hereby extended one (1) year commencing July 15, 2001 and terminating July 14, 2002.

2. SECTION 3 RENT AND RENT DEPOSIT, is hereby deleted and replaced with the following language as Section 3, Rent and Rent Deposit:

         "Lessee covenants and agrees to pay Lessor at 1001 Fourth Avenue, Suite 4700, Seattle, WA 98154, or to such other party or at such other place as Lessor may hereafter designate, monthly rent in advance without offset or deduction, on or before the first (1st) day of each month of the Lease term in the amounts as follows:

                  Months:                 Rent:
                  -------                 -----
                  1 through 12            $17,820.00

         Lessee has previously deposited with Lessor Thirteen Thousand Three Hundred Sixty-Five and No/100 dollars ($13,365.00) in the form of a Prepaid Rent Deposit. Said amount shall hereby be applied to a Security Deposit due hereunder in the amount of Seventeen Thousand Eight Hundred Twenty and No/100 dollars ($17,820.00), leaving a shortfall of
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         $4,455.00. Lessee shall deposit on the date hereof, the remaining amount of Four Thousand Four Hundred Fifty-Five and No/100 dollars ($4,455.00). Said $17,820.00 shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the entire Term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent or other charges or sums due under this Lease, Lessor may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any Rent or other charges or sums due under this Lease or any sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, damage, cost or expense (including attorneys' fees) which Lessor may suffer or incur by reason of Lessee's default. If any portion of said security deposit is so used or applied, Lessee shall, within five (5) days after written demand therefor, deposit a certified or cashier's check with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a default under this Lease. Lessor shall not be required to keep the security deposit separate from its general funds and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof after deduction hereunder by Lessor shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) within thirty (30) days following expiration of the Lease Term; provided, that in the event this Lease shall be terminated upon the default of the Lessee, the security deposit shall be retained by Lessor and all of Lessee's interest therein shall terminate and the security deposit will be applied against the damages suffered by Lessor by reason of the Lessee's default. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest."

3. PARAGRAPH 5 OF THE FOURTH LEASE AMENDMENT - OPTION TO RENEW, is hereby deleted.

4. PARAGRAPH 7 OF THE FOURTH LEASE AMENDMENT - ALLOWANCE FOR TENANT IMPROVEMENTS, is hereby deleted.

Except as otherwise modified by the terms of this Fifth Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect.

LESSOR:                                     LESSEE:

BENAROYA CAPITAL COMPANY, LLC               APPLIEDTHEORY SEATTLE CORPORATION

   /s/ Larry R. Benaroya                        /s/ Angelo Gencarelli III
---------------------------------           -----------------------------------

By:  Larry R. Benaroya                      By:  Angelo Gencarelli

Its:   Manager                              Its:  Senior Vice President

Date:  10/24/00                             Date:  10/20/00
     ----------------------------                ------------------------------
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STATE OF WASHINGTON      ]
                         ] ss.
COUNTY OF KING           ]

        I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   /s/ Rebecca A. Bethel
                                   ---------------------------------------------

                                   Notary Public in and for the

                                   State of Washington
                                            ------------------------------------

                                   residing at Seattle
                                               ---------------------------------

                                   Commission expires 11/9/02
                                                      --------------------------

                                   Print Name /s/ Rebecca A. Bethel
                                              ----------------------------------



STATE OF NEW YORK        ]
                         ] ss.
COUNTY OF ONONDAGA       ]

        I certify that I know or have satisfactory evidence that _Angelo Gencarelli III_____ is the person who appeared before me, a Notary Public in and for the State of _New York____ duly commissioned and sworn, and acknowledged that he/she is the ____Senior Vice President, of APPLIEDTHEORY SEATTLE CORPORATION, a Delaware corporation, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                   /s/ Patricia J. Foster
                                   ---------------------------------------------

                                   Notary Public in and for the

                                   State of New York
                                            ------------------------------------

                                   residing at Onondaga County
                                               ---------------------------------

                                   Commission expires 9/30/02
                                                      --------------------------

                                   Print Name  /s/ Patricia J. Foster
                                              ----------------------------------